Exhibit 99.1

HENRY SCHEIN AND BUTLER ANIMAL HEALTH SUPPLY ANNOUNCE CLOSING
OF THE TRANSACTIONS TO FORM BUTLER SCHEIN ANIMAL HEALTH
MELVILLE, New York, and DUBLIN, Ohio — January 4, 2010 — Henry Schein, Inc. (NASDAQ: HSIC) and Butler Animal Health Supply today announced the closing of the transactions to form Butler Schein Animal Health, a new company that combines Butler Animal Health Supply and Henry Schein’s U.S. Animal Health businesses. Butler Schein Animal Health is 50.1%-owned by Henry Schein and 49.9%-owned by the owners of Butler Animal Health Supply (Oak Hill Capital Partners and The Ashkin Family Group). The transaction was announced on November 30, 2009 and closed on December 31, 2009.
     Headquartered in Dublin, Ohio, Butler Schein Animal Health is the leading U.S. companion animal health distribution company with combined revenues for the last 12 months of approximately $850 million on a U.S. GAAP (General Accepted Accounting Principles) basis. Approximately 900 Butler Schein Animal Health team members, including approximately 300 field sales representatives and approximately 200 telesales and customer support representatives, will serve animal health customers in all 50 states.
     “We are delighted to announce the formation of Butler Schein Animal Health, and look forward to new opportunities for the combined businesses to share best practices. Butler Schein Animal Health has the largest veterinary sales and distribution footprint in the U.S., and begins operations with the outstanding reputation and strong customer focus that are the hallmarks of Henry Schein and Butler Animal Health Supply,” said Henry Schein Chairman and Chief Executive Officer, Stanley M. Bergman.
     “The foundation of Butler Schein Animal Health is a relentless focus on customers and a company-wide commitment to exceeding their expectations,” said Kevin R. Vasquez, Chairman, President and Chief Executive Officer of Butler Schein Animal Health and former Chairman, President and Chief Executive Officer of Butler Animal Health Supply. “Through a close working relationship with our supplier partners we will offer veterinarians nationwide the broadest selection of products and value-added services in the industry. With seasoned veterinary professionals at all levels of the organization, we are confident that manufacturers will benefit from our unmatched reach and marketplace insight and customers will gain from one-stop shopping and superior customer service.”
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About the Henry Schein Animal Health Businesses
     Henry Schein’s U.S. Animal Health business includes Henry Schein’s telesales and field sales organizations as well as NLS, which was acquired in 2006. These operations serve more than 10,000 clinics and veterinary practices through a national network of distribution centers, and online through www.henryschein.com, www.nlsanimalhealth.com and www.MyVetDirect.com.
     As the leading animal health products distributor in Europe, Henry Schein’s International Animal Health business serves more than 18,000 customers and has operations in Austria, the Czech Republic France, Germany, Portugal, Spain, Switzerland and the United Kingdom. Henry Schein’s International Animal Health business will continue to be operated by Henry Schein and is not part of Butler Schein Animal Health. Henry Schein’s International Animal Health business had sales in the last 12 months of approximately $620 million.
About Butler Animal Health Supply
     Butler Animal Health Supply is the nation’s largest distributor of companion animal health supplies to veterinarians. Headquartered in Dublin, Ohio, the Company has 16 distribution centers and seven telecenters. Butler Animal Health Supply serves over 25,000 veterinary clinics in all 50 states and distributes over 12,000 products from more than 445 vendors. The organization includes the industry’s largest and highest-ranked sales force of approximately 375 sales representatives, including 220 field sales representatives and 155 telesales representatives. For more information, visit Butler Animal Health Supply at www.accessbutler.com.
About Henry Schein
     Henry Schein, a Fortune 500® company and a member of the NASDAQ 100® Index, is the largest provider of health care products and services to office-based practitioners. Recognized for its excellent customer service and highly competitive prices, the Company’s four business groups — Dental, Medical, International and Technology — serve approximately 590,000 customers worldwide, including dental practitioners and laboratories, physician practices and animal health clinics, as well as government and other institutions. Henry Schein operates through a centralized and automated distribution network, which provides customers in more than 200 countries with a comprehensive selection of more than 90,000 national and Henry Schein private-brand products in stock, as well as more than 100,000 additional products available as special-order items. Henry Schein also provides exclusive, innovative technology offerings for dental, medical and veterinary professionals, including value-added practice management software and electronic health record solutions.
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     Headquartered in Melville, N.Y., Henry Schein employs more than 13,500 people and has operations or affiliates in 23 countries. The Company’s net sales reached a record $6.4 billion in 2008. For more information, visit the Henry Schein Web site at www.henryschein.com.
     In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate” or other comparable terms. A full discussion of our operations and financial condition, including factors that may affect our business and future prospects, is contained in documents we have filed with the SEC and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.
     Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: decreased customer demand and changes in vendor credit terms; disruptions in financial markets; general economic conditions; competitive factors; changes in the healthcare industry; changes in regulatory requirements that affect us; risks associated with our international operations; fluctuations in quarterly earnings; our dependence on third parties for the manufacture and supply of our products; transitional challenges associated with acquisitions, including the failure to achieve anticipated synergies; financial risks associated with acquisitions; regulatory and litigation risks; the dependence on our continued product development, technical support and successful marketing in the technology segment; our dependence upon sales personnel and key customers; our dependence on our senior management; possible increases in the cost of shipping our products or other service issues with our third-party shippers; risks from rapid technological change; risks from potential increases in variable interest rates; possible volatility of the market price of our common stock; certain provisions in our governing documents that may discourage third-party acquisitions of us; and changes in tax legislation that affect us. The order in which these factors appear should not be construed to indicate their relative importance or priority.
     We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements.

CONTACTS:	HENRY SCHEIN Investors: Steven Paladino Executive Vice President and Chief Financial Officer steven.paladino@henryschein.com (631) 843-5500
Media: Susan Vassallo Vice President, Corporate Communications susan.vassallo@henryschein.com (631) 843-5562
BUTLER ANIMAL HEALTH / OAK HILL CAPITAL PARTNERS Mark Semer Kekst and Company mark-semer@kekst.com (212) 521-4802
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